CONVERTIBLE NOTES	12 Months Ended
Dec. 31, 2013
CONVERTIBLE NOTES

13. CONVERTIBLE NOTES

On February 9, 2007, the Company entered into a convertible note agreement with a group of third-party investors pursuant to which the investors lent the Company $40.0 million. The key terms of the notes are as follows:

Maturity date

The convertible notes matured on the earliest to occur of (i) February 9, 2012, (ii) the consummation of a sale transaction such as a merger or tender offer or (iii) when declared due and payable by the note holders upon default.

Interest

The note holders were entitled to interest at the rate of 5% per annum (“interest rate”) on the principal amount of the note unless a qualifying IPO did not occur. A qualifying IPO was defined as an initial public offering (“IPO”) of ordinary shares on any internationally recognized stock exchange in which the net price per share (after underwriting, discounts and commissions) issued by the Company equaled at least $1.086 (subject to anti-dilution adjustment for share splits, share dividends, bonus issues, reorganizations, recapitalizations and similar events) prior to January 1, 2008. Prospectively, interest would cease to accrue. If a qualifying IPO did not occur, the interest rate on the notes would be retroactively reset to 12% per annum. Interest was payable semi-annually in arrears.

The Company accrued interest at 12% per annum on the principal amount of the notes prior to the occurrence of the qualifying IPO. The Company reset accrued interest to 5% on August 9, 2007, the date of the qualifying IPO, and ceased to accrue interest subsequently. Based on the final IPO offering price, the conversion price was $1.575 per share and the notes were convertible into 26,024,002 ordinary shares.

On February 15, 2008, one of the investors converted its $5.0 million note plus accrued interest of $0.1 million into 3,253,000 ordinary shares of the Company.

On February 9, 2012, General Atlantic LLC (“General Atlantic”) converted in full the $35.0 million principal amount of convertible notes plus accrued interest of $0.9 million into 22,771,021 ordinary shares of the Company.

On February 24, 2012, the Company repurchased the aforementioned 22,771,021 ordinary shares from investment funds affiliated with General Atlantic. The per-ADS equivalent purchase price of $13.00 was established based on a discount of slightly over 5% of the ADS closing price on February 13, 2012. Subsequently, the Company cancelled all 22,771,021 ordinary shares repurchased.